Exhibit 99.1
TELKONET, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of Telkonet, Inc. (“Telkonet”) and MSTI Holdings, Inc. (“MSTI”) after giving effect to the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.  The pro forma balance sheet was prepared as if the transaction occurred on December 31, 2008 and the statements of operations were prepared as if the loss of control event, using the cost method of accounting, had occurred on the first day of the period presented.

The pro forma data is for informational purposes only and may not necessarily reflect future results of operations or financial position or what the results of operations or financial position would have been had the loss of control event occurred on the first day of the period presented.  The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements, including the notes thereto, of Telkonet included in our Form 10-K for the year ended December 31, 2008.

TELKONET, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2008

	Historical			Pro Forma
		MSTI	Combined
	Telkonet	Holdings, Inc.	Total	Adjustments		Combined

ASSETS
Current Assets:
Cash and cash equivalents	$168,492	$113,497	$281,989	$(113,497)	(1)	$168,492
Accounts Receivable, net	836,336	188,573	1,024,909	(188,573)	(1)	836,336
Inventory	1,733,940	-	1,733,940	-		1,733,940
Due from MSTI (intercompany)	2,181,793	(2,181,793)	-	2,181,793	(1)	-
				(2,181,793)	(2)
Other current assets	230,539	174,389	404,928	(174,389)	(1)	230,539
Total current assets	5,151,100	(1,705,334)	3,445,766	(476,459)		2,969,307

Property and equipment, net	403,593	3,340,932	3,744,525	(3,340,932)	(1)	403,593

Other Assets:
Marketable securities	397,403	-	397,403	-		397,403
Deferred financing costs, net	432,136	-	432,136	-		432,136
Investment in MSTI	9,617,822	(9,617,822)	-	9,617,822	(1)	-
				(9,617,822)	(3)
Goodwill and other intangible assets	15,137,469	3,184,834	18,322,303	(3,184,834)	(1)	15,137,469
Other long term assets	98,807	67,403	166,210	(67,403)	(1)	98,807
Total other assets	25,683,637	(6,365,585)	19,318,052	(3,252,237)		16,065,815

TOTAL ASSETS	$31,238,330	$(4,729,987)	$26,508,343	$(7,069,628)		$19,438,715

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$4,557,257	$5,770,998	$10,328,255	$(5,770,998)	(1)	$4,557,257
Line of credit	574,005	-	574,005	-		574,005
Capital lease payable – current	4,714	199,702	204,416	(199,702)	(1)	4,714
Related party advances	-	285,784	285,784	(285,784)	(1)	-
Convertible debentures of subsidiary - current	-	7,010,503	7,010,503	(7,010,503)	(1)	-
Other current liabilities	273,319	183,375	456,694	(183,375)	(1)	273,319
Total current liabilities	5,409,295	13,450,362	18,859,657	(13,450,362)		5,409,295

Long Term Liabilities:
Convertible debentures, net of discounts	1,311,065	-	1,311,065	-		1,311,065
Derivative liability	2,573,126	-	2,573,126	-		2,573,126
Other long term debt	50,791	-	50,791	-		50,791
Total long term liabilities	3,934,982	-	3,934,982	-		3,934,982

Commitments and Contingencies	-	-	-	-		-

Minority Interest	-	262,795	262,795	(262,795)	(1)	-

Stockholders’ Equity :
Preferred stock, par value $0.001	-	-	-	-		-
Common stock, par value $0.001	87,526	-	87,526	-		87,526
Additional paid-in capital	118,197,450	-	118,197,450	-		118,197,450
(Accumulated deficit) retained earnings	(96,358,173)	(18,443,144)	(114,801,317)	18,443,144	(1)	(108,157,788)
				(2,181,793)	(2)
				(9,617,822)	(3)
Comprehensive loss	(32,750)	-	(32,750)	-		(32,750)
Stockholders’ equity	21,894,053	(18,443,144)	3,450,909	6,643,529		10,094,438

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$31,238,330	$(4,729,987)	$26,508,343	$(7,069,628)		$19,438,715

TELKONET, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	Historical			Pro Forma
		MSTI	Combined
	Telkonet	Holdings, Inc.	Total	Adjustments		Combined

Total Revenue	$16,559,001	$3,971,958	$20,530,959	$(3,971,958)	(1)	$16,559,001

Cost of Sales	9,786,136	4,037,487	13,823,623	(4,037,487)	(1)	9,786,136

Gross Profit	6,772,865	(65,529)	6,707,336	65,529	(1)	6,772,865

Costs and Expenses:
Research and Development	2,036,129	-	2,036,129	-		2,036,129
Selling, General and Administrative	9,252,381	3,686,576	12,938,957	(3,686,576)	(1)	9,252,381
Impairment of Goodwill and Long-Lived Assets	2,380,000	1,582,033	3,962,033	(1,582,033)	(1)	2,380,000
Stock Based Compensation	699,639	923,857	1,623,496	923,857	(1)	699,639
Depreciation and Amortization	391,023	591,925	982,948	(591,925)	(1)	391,023
Total Operating Expense	14,759,172	6,784,391	21,543,563	(6,784,391)		14,759,172

Income (Loss) from Operations	(7,986,307)	(6,849,920)	(14,836,227)	6,849,920		(7,986,307)

Other Income (Expenses):
Financing Expenses, net	(2,814,795)	(5,992,855)	(8,807,650)	5,992,855	(1)	(2,814,795)
(Loss) on Derivative Liability	(1,174,121)	-	(1,174,121)	-		(1,174,121)
(Loss) on Sale of Investments	(6,500)	-	(6,500)	-		(6,500)
Impairment of Investment in Marketable Securities	(4,098,514)	-	(4,098,514)	-		(4,098,514)
Total Other Income (Expenses)	(8,093,930)	(5,992,855)	(14,086,785)	5,992,855		(8,093,930)

Income (Loss) Before Minority Interest and Provision for Income Taxes	(16,080,237)	(12,842,775)	(28,923,012)	12,842,775		(16,080,237)

Minority Interest	-	4,937,473	4,937,473	(4,937,473)	(1)	-
Provision for Income Taxes	-	-	-	-		-
Net (Loss)	$(16,080,237)	$(7,905,302)	$(23,985,539)	$(7,905,302)		$(16,080,237)

Loss per common share	$(0.20)		$(0.30)			$(0.20)
Weighted average shares outstanding	79,153,788		79,153,788			79,153,788

TELKONET, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The following unaudited pro forma condensed combined balance sheet is derived from the balance sheets of MSTI Holdings, Inc. (“MSTI”) and Telkonet at December 31, 2008. The unaudited pro forma condensed combined balance sheet reflects our deconsolidation of the operations of MSTI from Telkonet. The proforma balance sheet was prepared as if the loss of control event, using the cost method of accounting, occurred on December 31, 2008 and the statements of operations were prepared as if the event had occurred on the first day of the period presented.

In accordance with the rules and regulations of the SEC, unaudited financial statements may omit or condense information and disclosures normally required for a complete set of financial statements prepared in accordance with generally accepted accounting principles. However, management believes that the notes to the financial statements as presented contain disclosures adequate to make the information presented not misleading.

The adjustments necessary to fairly present the unaudited pro forma condensed combined financial statements have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial data is for comparative purposes only and does not purport to represent what our financial position or results of operations would actually have been had the events noted above in fact occurred on the assumed dates or to project the financial position or results of operations for any future date or future period. The unaudited pro forma condensed combined financial data should be read in conjunction with the notes hereto.

2. MSTI Holdings, Inc. – Loss of Control

As previously reported, on February 26, 2009, the Company executed and completed a Stock Purchase Agreement with William Davis pursuant to which the Company sold, and Mr. Davis purchased, 2,800,000 shares of MSTI Holdings, Inc. (“MSTI”) common stock (the “MSTI Shares”) beneficially owned by the Company for an aggregate purchase price of $10,000.  In connection with the sale of the MSTI Shares to Mr. Davis, the Company entered into a Partial Release of Lien with YA Global Investments, L.P. (“YA Global”), pursuant to which, in consideration of YA Global’s agreement to release its lien and security interest on the MSTI Shares, the Company paid a commitment fee to YA Global comprised of 157,000 shares of MSTI common stock.   As a result of the transactions described above, the Company now beneficially owns 15,543,000 shares of MSTI common stock, which represents 49% of the issued and outstanding shares of MSTI common stock.

The Company has historically consolidated its investment in MSTI as a consolidated majority owned subsidiary.  On April 22, 2009, Warren V. Musser and Thomas C. Lynch submitted their resignations as directors of MSTI.  As a result of these resignations and the decrease in beneficial ownership resulting from the transactions described above, the Company is no longer required to consolidate MSTI as a majority owned subsidiary and the Company’s investment in MSTI will now be accounted for under the cost method.

3. Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed combined financial statements:

(1) Reflects the deconsolidation of MSTI Holdings, Inc from Telkonet's financial statements on a pro forma basis as of December 31, 2008.

(2) A reserve was taken against the intercompany loans owed to Telkonet due to uncertainty of collectibility

(3) Reflects the reduction in the carrying value of investment in MSTI based on accumulated losses by MSTI incurred since acquisition

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